SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 17, 2007 (Date of earliest event reported)
WASHINGTON GROUP INTERNATIONAL, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-12054 (Commission File Number)	33-0565601 (IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712 (Address of principal executive offices, including zip code)

208 / 386-5000 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 17, 2007, Washington Group International, Inc. issued a news release announcing a recommendation made to the Company’s shareholders by Glass Lewis, a proxy advisory firm, with respect to the proposed acquisition of Washington Group by URS Corporation. The news release is furnished herewith as Exhibit 99.1.

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Change Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.    Description

99.1	News Release issued by Washington Group International, Inc., on October 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            WASHINGTON GROUP INTERNATIONAL, INC.

                            /s/ Craig G. Taylor
                            By: ______________________________________
                           Name: Craig G. Taylor
                               Title:  Vice President and Secretary

Dated: October 17, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Washington Group International, Inc. news release, dated October 17, 2007.